UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K/A
(Amendment No. 1)
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 7, 2014

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ARC Group Worldwide, Inc.
(Exact name of registrant as specified in its charter)

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Utah
(State or other jurisdiction of incorporation)

000-18122	87-0454148
(Commission File Number)	(IRS Employer Identification No.)

810 Flightline Blvd. Deland, FL	32724
(Address of principal executive offices)	(Zip Code)

(386) 736-4890
(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, If Changed Since Last Report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

As previously reported on the Form 8-K filed on April 11, 2014 (the "Original Form 8-K"), ARC Group Worldwide, Inc. ("ARC" or the "Company") acquired Advance Tooling Concepts, LLC ("ATC") for $24 million (the “Purchase Price”), in an all-cash transaction, pursuant to a Membership Interests Purchase Agreement (the “ATC Purchase Agreement”) with each of Nigel Sutton, Gregory Curtis, Frank Ferree and Dermot Rafferty (the “Sellers”). Pursuant to the ATC Purchase Agreement, the Company purchased one hundred percent (100%) of the membership interests of ATC from the Sellers. A copy of the ATC Purchase Agreement was filed as an exhibit to the Original Form 8-K. This Form 8-K/A amends the Original Form 8-K to provide financial statements and pro forma financial statements required by Item 9.01 of Form 8-K.

Pursuant to the ATC Purchase Agreement, ten percent (10%) of the purchase price has been held back by the Company for the payment of any amounts owed by Sellers to the Company pursuant to the working capital adjustments in the ATC Purchase Agreement and also to satisfy any indemnification obligations of the Sellers. At the conclusion of the one year escrow period, the available amounts remaining in escrow will be released to the Sellers. The Sellers have authorized the Company to hold the applicable escrow amount in the form of shares of Company common stock in lieu of cash during the one year escrow period. The preliminary base price is subject to a post-closing adjustment based on confirmation of the financial statements of ATC effective as of the closing date.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired
ATC's audited combined financial statements, including the report of independent public accounting firm, as of and for the years ended December 31, 2013 and 2012 are attached hereto as Exhibit 99.1 and incorporated by reference herein.

(b) Pro Forma Financial Information
Unaudited pro forma condensed consolidated financial statements and explanatory notes for the Company, after giving effect to the acquisition of ATC and adjustments described in such pro forma financial information, are attached hereto as Exhibit 99.2 and incorporated by reference herein.

(c) Exhibits.

Exhibit No.	Description
99.1	Advance Tooling Concepts, LLC’s audited consolidated financial statements, including the report of independent public accounting firm, as of and for the years ended December 31, 2013 and 2012.

99.2
Unaudited pro forma condensed combined financial statements and explanatory notes for the Company, after giving effect to the acquisition of Advance Tooling Concepts, LLC and adjustments described in such pro forma financial information.

Forward-Looking Statements

Certain statements in this current report on Form 8-K/A may contain “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995, which are based on ARC’s current expectations, estimates and projections about future events. These include, but are not limited to, statements, if any, regarding business plans, pro-forma statements and financial projections, ARC’s ability to expand its services and realize growth. These statements are not historical facts or guarantees of future performance, events or results. Such statements involve potential risks and uncertainties, and the general effects of financial, economic, and regulatory conditions affecting our industries. Accordingly, actual results may differ materially. ARC does not have any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For additional factors that may affect future results, please see filings made by ARC with the Securities and Exchange Commission (“SEC”), including its Form 10-K for the fiscal year ended June 30, 2013 and Form 10-Q for the period ended March 30, 2014, as well as current reports on Form 8-K filed from time-to-time with the SEC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARC Group Worldwide, Inc.
Date: June 23, 2014	/s/ Drew Kelley
Drew Kelley
Chief Financial Officer